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                                                                   EXHIBIT 10.30









                            THE NEW METROPOLITAN LIFE

                 SUPPLEMENTAL AUXILIARY RETIREMENT BENEFITS PLAN




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                            THE NEW METROPOLITAN LIFE
                 SUPPLEMENTAL AUXILIARY RETIREMENT BENEFITS PLAN


         Metropolitan Life Insurance Company (the Company) hereby establishes The New Metropolitan Life Supplemental Auxiliary Retirement Benefits Plan (the
Plan), effective January 1, 1996.

                                   Article 1
                                Purpose of Plan

         The sole purpose of the Plan is to provide to participants and their beneficiaries under the Metropolitan Life Retirement Plan for United States Employees ("the Retirement Plan") the excess amount that would have been payable under the Retirement Plan in the absence of the limitations under section 1.415-2(d)(2) of the Income Tax Regulations that excludes salary deferred under the Company's deferred salary and sales commission arrangements.

                                   Article 2
                                 Participation

         (A) Except as provided in Paragraph (B) below, a Participant under the Plan is any Company employee participating in the Retirement Plan whose compensation, as defined in the Retirement Plan, is in excess of the limitation described in Section 401(a)(17) of the Internal Revenue Code and whose benefits are reduced because of the application of section 1.415-2(d)(2) of the Internal Revenue Regulations because of the exclusion of salary deferred under the Company's deferred salary arrangements.

         (B) (1) No individual shall be a Participant if on or after January 1, 1995 he or she is either (i) a member of the Executive Council participating in the Company's Long Term Performance Compensation Plan or (ii) a member of the President's Council for 3-consecutive years participating in the MetLife Executive Life Insurance Program.

         (2) If on or after January 1, 1995 a Participant under the Plan becomes either (i) a member of the Executive Council participating in the Company's Long Term Compensation Plan or (ii) a member of the President's Council for 3-consecutive years participating in the MetLife Executive Life Insurance Program, his or her Participation in the Plan shall cease on that date and all the benefits under the Plan that accrued through that date shall be forfeited under this Plan; instead, such accruals shall be part of such

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individual's benefits under the Metropolitan Life Supplemental Retirement
Plan in which he or she will be a participant.

                                   Article 3
                              Payment of Benefits

         (A) Benefits under this Plan shall be payable to a Participant in an amount equal to the difference between

                (i) the largest amount (without duplication of amount) that would have been payable to the Participant under the Retirement Plan, had the Retirement Plan not been subject to the deferred compensation income exclusion under section 1.415-2(d)(2) of the Internal Revenue Regulations with respect to the Company's deferred salary and sales commission arrangements; less

                (ii) the amounts of benefits payable under the Retirement Plan and the Metropolitan Life Auxiliary Retirement Benefits Plan (i.e., the predecessor plan to this Plan).

         (B) Benefits payable under this Plan shall be payable in the same form and at the same times as the benefits under the Retirement Plan, and shall not in combination with the benefits earned under the Retirement Plan, the Metropolitan Life Auxiliary Retirement Benefits Plan and the New Metropolitan Life Auxiliary Retirement Benefits Plan exceed the limitations on benefits established by regulations of the New York Insurance Department.

                                   Article 4
                                  Unfunded Plan

         The Plan is completely unfunded, and payment of benefits is supported only by the general assets of the Company. This Plan is entirely separate from the Retirement Plan, the Metropolitan Life Auxiliary Retirement Benefits Plan, the New Metropolitan Life Auxiliary Retirement Benefits Plan, and the Metropolitan Supplemental Retirement Benefits Plan, and Participation in this Plan gives a Participant no right to any funds or assets of the Retirement Plan, the Metropolitan Life Auxiliary Retirement Benefits Plan, the New Metropolitan Life Auxiliary Retirement Benefits Plan, or the Metropolitan Life Supplemental Retirement Benefits Plan. The fact that contracts or certificates of the Company may be distributed to recipients of benefits under the Retirement Plan in discharge of the Company's obligations thereunder shall in no way entitle a Participant in


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this Plan to receive any such contract or certificate in discharge of the
Company's obligations hereunder.

                                   Article 5
                  Non-transferability of Participant's Interest

         No Participant shall have any power or right to transfer, assign, mortgage, commute or otherwise encumber any of the benefits payable hereunder, nor shall such benefits be subject to seizure for the payment of any debts or judgments, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

                                   Article 6
                                 Effect of Taxes

         In making payments under this Plan, the Company shall withhold any Federal, state or local income or other taxes it determines that it is legally obligated to withhold. In the event the payments received by the Participant incur greater tax burdens (whether income, estate or other tax burdens) than would such payments if they had been able to be received under the Retirement Plan, the Company shall have no obligation to reimburse the Participant for such greater tax burdens.

                                   Article 7
                         Company Interpretation Binding

         In the event of a difference of opinion between a Participant and the Company with respect to the meaning or application of the provisions of the Plan, the Company's final interpretation shall be set forth in writing to the Participant and shall be binding and conclusive.

                                   Article 8
                                  Governing Law

         To the extent not inconsistent with Federal law, the validity of the Plan and its provisions shall be construed according to the laws of the State of New York.


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                                   Article 9
                        Amendment and Termination of Plan

         The Company through the Nominating and Compensation Committee of the Board of Directors of the Company reserves the right to amend or terminate this Plan hereunder at any time without the consent of any Participant or of any other person. However, any such amendment or termination will not affect adversely the entitlement to benefits hereunder of any Participant receiving benefits under the Plan at or prior to the time of such amendment or termination or of an employee who is a Participant in the Retirement Plan at or prior to the time of such amendment or termination to the extent such benefits are attributable to Company service prior to the date of such amendment or termination.


--------------------------                  METROPOLITAN LIFE INSURANCE COMPANY
Date

                                            By
                                               --------------------------------



-------------------------
Witness




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                                AMENDMENT TO THE
                              NEW METROPOLITAN LIFE
                 SUPPLEMENTAL AUXILIARY RETIREMENT BENEFITS PLAN

                The NEW METROPOLITAN LIFE SUPPLEMENTAL AUXILIARY
        RETIREMENT BENEFITS PLAN ("Plan") is hereby amended as follows:


         1.  Article 1 of the Plan is hereby amended to provide as follows:

                  "Article 1 - Purpose of Plan

                  The purpose of the Plan is to provide to certain participants employed by Metropolitan Life Insurance Company (the Company) and Metropolitan Property and Casualty Insurance Company (the Subsidiary) and their beneficiaries under the Metropolitan Life Retirement Plan for United States Employees ("the Retirement Plan") the excess amount that would have been payable under the Retirement Plan in the absence of the limitations under section 1.415-2(d)(2) of the Income Tax Regulations that excludes salary deferred under the Company's deferred salary and sales commission arrangements."

         2. Article 2 of the Plan is hereby amended as follows:

                  "Article 2 - Participation

                  (A) Except as provided in Paragraph (B) below, a Participant under the Plan is any Company or Subsidiary employee participating in the Retirement Plan whose compensation, as defined in the Retirement Plan, is in excess of the

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         limitation described in Section 401(a)(17) of the Internal Revenue Code and whose benefits are reduced because of the application of section 1.415-2(d)(2) of the Internal Revenue Regulations because of the exclusion of salary deferred under the Company's deferred salary arrangements.

                  (B)(1) No individual shall be a Participant if on or after January 1, 1995 he or she (i) was a member of the Executive Council at the time the Executive Council was disbanded and who participated in the Company's Long Term Performance Compensation Plan; (ii) holds the title of Senior Vice President or higher; (iii) is a member of the President's Council for 3-consecutive years participating in the MetLife Executive Life Insurance Program; or (iv) he or she has been inducted into the Sales Representative Hall of Fame and has attained the age of 65.

                  (2) If on or after January 1, 1995 a Participant under the Plan (i) was a member of the Executive Council at the time the Executive Council was disbanded and who participated in the Company's Long Term Performance Compensation Plan; (ii) holds the title of Senior Vice President or higher; (iii) is a member of the President's Council for 3-consecutive years participating in the MetLife Executive Life Insurance Program; or (iv) he or she has been inducted into the Sales Representative Hall of Fame and has attained the age of 65, his or her Participation in the Plan shall cease on that date and all the benefits under the Plan that accrued



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         through that date shall be forfeited under this Plan; instead, such accruals shall be part of such individual's benefits under the Metropolitan Life Supplemental Retirement Plan in which he or she will be a participant."

         3. Article 4 of the Plan is hereby amended as follows:

                  "Article 4.  Unfunded Plan.

                  The Plan is completely unfunded, and payment of benefits is supported only by the general assets of the Company or the Subsidiary. This Plan is entirely separate from the Retirement Plan, the Metropolitan Life Auxiliary Retirement Benefits Plan, the New Metropolitan Life Auxiliary Retirement Benefits Plan, and the Metropolitan Supplemental Retirement Benefits Plan, and Participation in this Plan gives a Participant no right to any funds or assets of the Retirement Plan, the Metropolitan Life Auxiliary Retirement Benefits Plan, the New Metropolitan Life Auxiliary Retirement Benefits Plan, or the Metropolitan Life Supplemental Retirement Benefits Plan. The fact that contracts or certificates of the Company may be distributed to recipients of benefits under the Retirement Plan in discharge of the Company's or the Subsidiary's obligations thereunder shall in no way entitle a Participant in this Plan to receive any such contract or certificate in discharge of the Company's or the Subsidiary's obligations hereunder."

         4. Article 6 of the Plan is hereby amended as follows:

                  "Article 6.  Effect of Taxes

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                  In making payments under this Plan, the Company and the
         Subsidiary shall withhold any Federal, state or local income or other taxes it determines that it is legally obligated to withhold. In the event the payments received by the Participant incur greater tax burdens (whether income, estate or other tax burdens) than would such payments if they had been able to be received under the Retirement Plan, the Company and the Subsidiary shall have no obligation to reimburse the Participant for such greater tax burdens."

         5. This amendment shall be effective on January 1, 1999.


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                  IN WITNESS WHEREOF, the Company has caused this amendment to be executed in its name and behalf this ____ day of _______________, 1999, by its officer thereunto duly authorized.

                                    Metropolitan Life Insurance Company

                                    By   _______________________________
ATTEST:

 _______________________________

                                    Metropolitan Property and Casualty Insurance
                                    Company

                                    By   _________________________________
ATTEST:

 _______________________________


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